EXHIBIT 32.1

Certification of Principal Executive Officer
Pursuant to 18 U.S.C. 1350 (Section 906 of the Sarbanes-Oxley Act of 2002)


I, Peter J. Bradford, President and Chief Executive Officer of Golden Star Resources Ltd., certify, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q/A for the period ended March 31, 2005 of Golden Star Resources Ltd. that:

(1) The Quarterly Report on Form 10-Q/A fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained and incorporated by reference in the Quarterly Report on Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of Golden Star Resources Ltd.


/s/ Peter J. Bradford
---------------------
    Peter J. Bradford
    President and Chief Executive Officer
    April 14, 2006


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